UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 24, 2019

                        BLUE LINE PROTECTION GROUP, INC.
                        --------------------------------
             (Exact name of Registrant as specified in its charter)

     Nevada                           000-52942                20-5543728
----------------------------    --------------------    -----------------------
(State or other jurisdiction    (Commission File No.)      (IRS Employer
   of incorporation)                                      Identification No.)

                                5765 Logan Street
                                Denver, CO 80216
                      -----------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (800) 844-5576

          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

       Title of each        Trading          Name of each exchange on which
           class           Symbol(s)                   registered
--------------------------------------------------------------------------------
           None               N/A                          N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

      Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [ ]



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ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On July 24, 2019 we dismissed MaloneBailey, LLP as our independent registered public accounting firm.

     During our two most recent fiscal years and the interim period preceding the date of dismissal, there were no disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to MaloneBailey's satisfaction, would have caused it to refer to the subject matter of the disagreement(s) in connection with any report it may have issued on our financial statements; and there were no "reportable events" as defined in Item 304(a)(1) of Regulation S-K of the Securities and Exchange Commission, except for MaloneBailey having advised the Company that it identified material weaknesses in the Company's internal control over financial reporting.

     On July 24, 2019 we engaged M&K CPA's, LLP as our independent registered public accounting firm. During the two most recent fiscal years, and the subsequent interim period through the date of engagement, neither we, nor anyone engaged on our behalf, consulted with M&K CPA's, LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

     The change in our independent accountants was approved by our Board of Directors.

     We have furnished Malone Bailey with a copy of this report and have requested that MaloneBailey provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree. The letter from MaloneBailey is filed as an exhibit to this report.


ITEM 9.01  EXHIBITS


Exhibit
Number      Name and/or Identification of Exhibit
-------------------------------------------------------------------------------

  16        Letter from Malone Bailey, LLP












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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 2, 2019

                                 BLUE LINE PROTECTION GROUP, INC.



                                 By: /s/ Dan Allen
                                     ----------------------------------------
                                     Dan Allen, Chief Executive Officer














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                                   EXHIBIT 16
malonebaileyLLP
CERTIFIED PUBLIC ACCOUNTING FIRM


August 6, 2019


U.S. Securities and Exchange Commission 100 F Street, N.E.
Washington, DC 20549


We have read the statements under Item 4.01 of the Current Report on Form 8-K of Blue Line Protection Group, Inc. to be filed with the Securities and Exchange Commission on or about August 6, 2019. We agree with all statements pertaining to us. We have no basis on which to agree or disagree with the other statements contained therein.


/s/ Malone Bailey, LLP

MaloneBailey, LLP
www.malonebailey.com
Houston, Texas